Exhibit 10.1

EXECUTION

AMENDMENT NUMBER FIFTEEN

to the

MASTER REPURCHASE AGREEMENT

Dated as of June 26, 2012,

by and between

PENNYMAC LOAN SERVICES, LLC

and

CITIBANK, N.A.

This AMENDMENT NUMBER FIFTEEN (this “Amendment Number Fifteen”) is made this 26th day of September, 2016, by and between PENNYMAC LOAN SERVICES, LLC (“Seller”) and CITIBANK, N.A. (“Buyer”), to the Master Repurchase Agreement, dated as of June 26, 2012, by and between Seller and Buyer, as such agreement may be amended from time to time (the “Agreement”).  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, Seller has requested to renew the term of the Agreement and that Buyer agree to amend the Agreement as more specifically set forth herein; and

WHEREAS, as of the date hereof, Seller represents to Buyer that the Seller Parties are in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

Section 1. Amendment. Effective as of September 26, 2016 (the "Amendment Effective Date"):

(a)Section 2 of the Agreement is hereby amended by deleting the definition of “Uncommitted Amount” in its entirety and replacing it with the following:

“Uncommitted Amount” shall mean (i) on or prior to October 15, 2016, $250,000,000, and (ii) at all other times, $50,000,000.

Section 2. Fees and Expenses.  Seller agrees to pay to Buyer all reasonable out of pocket costs and expenses incurred by Buyer in connection with this Amendment Number Fifteen (including any Commitment Fee or extension fee due and payable, all reasonable fees and out of pocket costs and expenses of the Buyer’s legal counsel) in accordance with Sections 23 and 25 of the Agreement.

Section 3. Representations.  Seller hereby represents to Buyer that as of the date hereof, the Seller Parties are in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

Section 4. Binding Effect; Governing Law. This Amendment Number Fifteen shall be binding and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  THIS AMENDMENT NUMBER FIFTEEN SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).

Section 5. Counterparts.  This Amendment Number Fifteen may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

Section 6. Limited Effect.  Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms.  Reference to this Amendment Number Fifteen need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

[Signature Page Follows]

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IN WITNESS WHEREOF, Seller and Buyer have caused this Amendment Number Fifteen to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

PENNYMAC LOAN SERVICES, LLC,

(Seller)

By:    /s/ Anne D. McCallion________________

Name:  Anne McCallion

Title:    SMD, Chief Financial Officer

CITIBANK, N.A.

(Buyer and Agent, as applicable)

By:  /s/ Susan Mills

Name:  Susan Mills

Title:    Vice President

Citibank, N.A.

Acknowledged:

PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC

By:  /s/ Anne D. McCallion

Name: Anne McCallion

Title:   SMD, Chief Financial Officer

Amendment Number Fifteen to Master Repurchase Agreement PLS-Agency